                                                  OPPENHEIMER TOTAL RETURN FUND, INC.
                                                 Supplement dated July 1, 2002 to the
                                 Prospectus dated April 30, 2002 and further supplemented May 20, 2002

The Prospectus is changed as follows:

1.       The commission  payments to  broker-dealers  on purchases of Class A shares  subject to a contingent  deferred sales charge by grandfathered  retirement  accounts has changed.  Therefore,  the fourth  sentence of the first  paragraph  under "How Can You Buy
     Class A Shares? - Class A Contingent Deferred Sales Charge" on page 20 is deleted and replaced with the following  sentence:  "For grandfathered  retirement  accounts,  the  concession  is 0.75% of the first $2.5 million of purchases  plus 0.25% of purchases in excess of $2.5 million."

2.       The section  captioned  "Distribution  and Service  (12b-1)  Plans - Service Plan for Class A Shares" is revised by adding the following  after the third sentence in that  paragraph:  "With respect to Class A shares subject to a Class A contingent  deferred sales charge purchased by grandfathered  retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares  have been held for a year,  the  Distributor  pays the service fee to dealers on a quarterly basis."

July 1, 2002                                                                                    PS0420.027